                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements of Accelerated Networks, Inc. on Form S-8 (Registration
Nos. 333-39928 and 333-55520) of our reports dated May 1, 2001, relating to the consolidated financial statements and consolidated financial statement schedule which appear in this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP


Woodland Hills, California
May 7, 2001